UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2011

RPM INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio		44258
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on October 6, 2011. The following matters were voted on at the Annual Meeting and received the approval of the Company’s stockholders:

(i) Election of Frederick R. Nance, Charles A. Ratner, William B. Summers, Jr. and Jerry Sue Thornton as Directors of the Company. The nominees were elected as Directors with the following votes:

Frederick R. Nance

For	62,981,139
Withheld	35,641,704
Broker non-votes	18,485,654

Charles A. Ratner

For	83,197,280
Withheld	15,425,563
Broker non-votes	18,485,654

William B. Summers, Jr.

For	84,370,965
Withheld	14,251,878
Broker non-votes	18,485,654

Jerry Sue Thornton

For	83,632,987
Withheld	14,989,856
Broker non-votes	18,485,654

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: David A. Daberko, William A. Papenbrock, Frank C. Sullivan, Thomas C. Sullivan, John P. Abizaid, Bruce A. Carbonari, James A. Karman, Donald K. Miller and Joseph P. Viviano.

(ii) The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	76,972,871
Against	20,703,393
Abstain	946,579
Broker non-votes	18,485,654

(iii) The non-binding, advisory vote on the frequency of future executive compensation votes received the following votes:

Every three years	29,931,707
Every two years	2,665,213
Every year	57,293,111
Abstain	1,687,644
Broker non-votes	18,485,654

The Board of Directors of the Company will consider the outcome of this stockholder advisory vote, and make a determination as to the frequency of future stockholder advisory votes regarding the compensation of the Company’s named executive officers at a later date. The Board’s determination will be disclosed thereafter on an amendment to this Current Report on Form 8-K.

(iv) The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2012 was approved with the following votes:

For	116,197,428
Against	508,373
Abstain	402,696
Broker non-votes	0

For information on how the votes for the above matters were tabulated, see the Company’s definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 6, 2011.

Item 8.01.	Other Events.

On October 6, 2011, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated October 6, 2011, announcing a dividend increase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc. (Registrant)

Date October 12, 2011	/s/ Edward W. Moore
Edward W. Moore
Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of the Company, dated October 6, 2011, announcing a dividend increase.